Residential REIT ETF

Schedule of Investments

April 30, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 99.8%	Shares	Value
Apartments - 63.3%(a)
American Homes 4 Rent - Class A	9,102	$340,324
Apartment Investment and Management Co. - Class A	43,325	342,701
AvalonBay Communities, Inc.	1,632	342,687
BRT Apartments Corp.	21,988	340,154
Camden Property Trust	2,967	337,645
Centerspace	5,617	339,042
Elme Communities	21,796	339,364
Equity Residential	4,879	342,799
Essex Property Trust, Inc.	1,216	339,446
Independence Realty Trust, Inc.	17,301	336,158
Invitation Homes, Inc.	9,953	340,293
Mid-America Apartment Communities, Inc.	2,103	335,744
NexPoint Residential Trust, Inc.	9,294	346,480
UDR, Inc.	8,143	341,029
		4,763,866

Diversified - 9.0%
UMH Properties, Inc.	19,156	338,486
Veris Residential, Inc.	21,796	338,274
		676,760

Health Care - 9.2%
CareTrust REIT, Inc.	11,881	347,757
Welltower, Inc.	2,279	347,753
		695,510

Manufactured Homes - 9.1%
Equity LifeStyle Properties, Inc.	5,281	342,103
Sun Communities, Inc.	2,744	341,436
		683,539

Storage - 9.2%
Extra Space Storage, Inc.	2,389	350,036
Public Storage	1,157	347,598
		697,634
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,821,149)		7,517,309

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 4.25%(b)	11,709	11,709
TOTAL SHORT-TERM INVESTMENTS (Cost $11,709)		11,709

TOTAL INVESTMENTS - 100.0% (Cost $7,832,858)		7,529,018
Liabilities in Excess of Other Assets - (0.0)%(c)		(3,530)
TOTAL NET ASSETS - 100.0%		$7,525,488
two		–%
Percentages are stated as a percent of net assets.

(a)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(b)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Residential REIT ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$7,517,309	$—	$—	$7,517,309
Money Market Funds	11,709	—	—	11,709
Total Investments	$7,529,018	$—	$—	$7,529,018

Refer to the Schedule of Investments for further disaggregation of investment categories.